UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

BIORESTORATIVE THERAPIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	91-1835664
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

40 Marcus Drive, Suite One, Melville, New York	11747
(Address of principal executive offices)	(Zip Code)

If this Form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. ⌧

If this Form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. ☐

Securities Act registration statement file number to which this form relates: No. 333-258611

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be so registered	Name of each exchange on which each class is to be registered
Common Stock (par value $0.0001 per share)	The Nasdaq Stock Market LLC

Securities to be registered pursuant to Section 12(g) of the Act: None.

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of the Registrant’s Securities to be Registered.

Incorporated by reference to Registrant’s registration statement on Form S-1/A, as filed on October 29, 2021 (File No. 333-258611).

Item 2. Exhibits.

None.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

BIORESTORATIVE THERAPIES. INC.

Date: November 3, 2021	By: /s/
Name: Lance Alstodt
Title: Chief Executive Officer